UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 25, 2003
                              --------------------

                             DEL LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                    DELAWARE                                   1-5439
 (State or Other Jurisdiction of Incorporation)        (Commission File Number)

                                   13-1953103
                     (I.R.S. Employer Identification Number)

                    178 EAB PLAZA, UNIONDALE, NEW YORK 11556
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

            99.1 - Press release issued by Del Laboratories, Inc. on April 25,
                   2003

ITEM 9. REGULATION FD DISCLOSURE

       In accordance with SEC Release No. 33-8216 issued March 27, 2003, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item
       9. Regulation FD Disclosure."

       On April 25, 2003, Del Laboratories, Inc. issued a press release announcing results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DEL LABORATORIES, INC.
                           BY:  /S/ ENZO J. VIALARDI
                           Enzo J. Vialardi
                           Executive Vice President and Chief Financial Officer
Date:  April 28, 2003

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER        DESCRIPTION

           99.1 Press Release issued by Del Laboratories, Inc., dated April 25, 2003, reporting Del's financial results for the first quarter of 2003.



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